Exhibit 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                             -----------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                      PURSUANT TO SECTION 305(b)(2) [ ]


                        LASALLE BANK NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   36-0884183
                                (I.R.S. Employer
                               Identification No.)

                135 South LaSalle Street, Chicago, Illinois 60603
               (Address of principal executive offices) (Zip Code)

                             -----------------------

                                 Guy Rounsaville
                            Executive Vice President
                                 General Counsel
                            Telephone: (312) 904-5469
                       135 South LaSalle Street, Suite 925
                             Chicago, Illinois 60603
            (Name, address and telephone number of agent for service)

                             -----------------------
                           Newcastle Investment Corp.
               (Exact name of obligor as specified in its charter)

                   Maryland                                      81-0559116
        (State or other jurisdiction of                       (I.R.S. Employer
        incorporation or organization)                      Identification No.)


          1345 Avenue of the Americas                              10105
              New York, New York
    (Address of principal executive offices)                    (Zip Code)

                             -----------------------
                  Debt Securities of Newcastle Investment Corp.
                       (Title of the indenture securities)
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ITEM 1.  GENERAL INFORMATION*

Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

            1.   Comptroller of the Currency, Washington D.C.

            2.   Federal Deposit Insurance Corporation, Washington, D.C.

            3. The Board of Governors of the Federal Reserve Systems, Washington, D.C.

     (b)    Whether it is authorized to exercise corporate trust powers.

                 Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

If the obligor is an affiliate of the trustee, describe each such affiliation.


                                 Not Applicable








*Pursuant to General Instruction B, the trustee has responded only to items
1, 2 and 16 of this form since to the best knowledge of the trustee the obligor is not in default under any indenture under which the trustee is a trustee.

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ITEM 16. LIST OF EXHIBITS.

List below all exhibits filed as part of this statement of eligibility and qualification.

            1. A copy of the Articles of Association of LaSalle Bank National Association now in effect. (incorporated herein by reference to Exhibit 1 to Form T-1 filed as Exhibit 25 to Form S-3, dated June 28, 2006, in File No. 333-135417).

            2. A copy of the certificate of authority to commence business (incorporated herein by reference to Exhibit 2 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

            3. A copy of the authorization to exercise corporate trust powers (incorporated herein by reference to Exhibit 3 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

            4. A copy of the existing By-Laws of LaSalle Bank National Association (incorporated herein by reference to Exhibit 4 filed with Form T-1 filed as Exhibit 25 to Form S-3, dated June 28, 2006, in File No. 333-135417).

            5.    Not applicable.

            6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939 (incorporated herein by reference to Exhibit 6 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

            7.    A copy  of the  latest  report  of  condition  of the  trustee
                  published   pursuant  to  law  or  the   requirements  of  its
                  supervising or examining authority.

            8.    Not applicable.

            9.    Not applicable.

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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, LaSalle Bank National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois, on the 16th day of February, 2007.

                                             LASALLE BANK NATIONAL ASSOCIATION


                                             By:  /s/ Russell C. Bergman
                                                  ---------------------------
                                                  Name:  Russell C. Bergman
                                                  Title: First Vice President



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

LaSalle Bank N.A.                 Call Date:      12/31/2006             ST-BK:  17-1520                FFIEC   031
135 South LaSalle Street
Chicago, IL  60603                Vendor ID: D                           CERT:  15407                   Page    RC-1
                                                                                                          11
Transit Number:  71000505

Consolidated Report of Condition for Insured Commercial and
State-Chartered Savings Banks for December 31, 2006

All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet

                                                                                              Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                 RCFD
   1. Cash and balances due from depository institutions (from Schedule RC-A):         ----
      a. Noninterest-bearing balances and currency and coin (1)                        0081            2,229,087    1.a
      b. Interest-bearing balances (2)                                                 0071               10,729    1.b
   2. Securities:
      a. Held-to-maturity securities (from Schedule RC-B, column A)                    1754               51,616    2.a
      b. Available-for-sale securities (from Schedule RC-B, column D)                  1773           20,599,408    2.b
   3. Federal funds sold and securities purchased under agreements to resell
      a. Federal funds sold in domestic offices                                        B987              316,355    3.a
      b. Securities purchased under agreements to resell (3)                           B989              165,943    3.b
   4. Loans and lease financing receivables (from schedule RC-C)
      a. Loans and leases held for sale                                                5369            1,913,918    4.a
      b. Loans and leases, net of unearned income          B528      42,909,034
      c. LESS: Allowance for loan and lease losses         3123         666,554                                     4.c
      d. Loans and leases, net of unearned income,
          allowance, and reserve (item 4.a minus 4.b and 4.c)                          B529           42,242,480    4.d
   5. Trading assets (from Schedule RC-D)                                              3545            1,862,146    5.
   6. Premises and fixed assets (including capitalized leases)                         2145              245,605    6.
   7. Other real estate owned (from Schedule RC-M)                                     2150               17,138    7.
   8. Investments in unconsolidated subsidiaries and associated companies
      (from Schedule RC-M)                                                             2130                    0    8.
   9. Not applicable
  10. Intangible assets (from Schedule RC-M)
      a. Goodwill                                                                      3163              165,599    10.a
      b. Other Intangible assets                                                       0426                    0    10.b
  11. Other assets (from Schedule RC-F)                                                2160            3,146,505    11.
  12. Total assets (sum of items 1 through 11)                                         2170           72,966,529    12.

__________________
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.
(3)  Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.
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

LaSalle Bank N.A.                     Call  Date:    12/31/2006             ST-BK: 17-1520               FFIEC   031
135 South LaSalle Street
Chicago, IL  60603                    Vendor ID: D                          CERT:  15407                 Page    RC-2
                                                                                                           12
Transit Number:  71000505


Schedule RC - Continued
                                                                                                 Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  13. Deposits:                                                                            RCON
      a. In domestic offices (sum of totals of                                             ----
          columns A and C from Schedule RC-E, part I)                                      2200            34,170,104    13.a
                                                           RCON
                                                           ----
          (1) Noninterest-bearing (1)                      6631       7,231,037                                          13.a.1
          (2) Interest-bearing                             6636      26,939,067                                          13.a.2

                                                                                           RCFN
      b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                     ----
         (from Schedule RC-E, part II)                                                     2200             9,613,111    13.b
                                                           RCFN
                                                           ----
          (1) Noninterest-bearing                          6631               0                                          13.b.1
          (2) Interest-bearing                             6636       9,613,111                                          13.b.2

                                                                                           RCON
  14. Federal funds purchased and securities sold under agreements to repurchase:          ----
      a. Federal funds purchased in domestic offices (2)                                   B993             3,880,981    14.a

                                                                                           RCFD
                                                                                           ----
      b. Securities sold under agreements to repurchase (3)                                B995             1,882,664    14.b
  15. Trading liabilities (from Schedule RC-D)                                             3548               375,453    15


  16. Other borrowed money (includes mortgage indebtedness and                             3190            11,938,091    16
      obligations under capitalized leases): From schedule RC-M

  17. Not applicable
  18. Not applicable
  19. Subordinated notes and debentures (4)                                                3200               540,000    19.
  20. Other liabilities (from Schedule RC-G)                                               2930             3,509,032    20.
  21. Total liabilities (sum of items 13 through 20)                                       2948            65,909,436    21.
  22. Minority Interest in consolidated subsidiaries                                       3000                63,441    22.

EQUITY CAPITAL                                                                             RCFD
                                                                                           ----
  23. Perpetual preferred stock and related surplus                                        3838               500,000    23.
  24. Common stock                                                                         3230                41,234    24.
  25. Surplus (exclude all surplus related to preferred stock)                             3839             2,010,375    25.
  26. a. Retained Earnings                                                                 3632             4,208,586    26.a
      b. Accumulated Other Comprehensive income.(5)                                        B530               233,457    26.b
  27. Other Equity capital components (6)                                                  3284                     0    27.
  28. Total equity capital (sum of items 23 through 27)                                    3210             6,993,652    28.
  29. Total liabilities, minority interest, and equity capital                             3300            72,966,529    29.
      (sum of items 21, 22, and 28)

Memorandum
To be reported only with the March Report of Condition.
   1. Indicate in the box at the right the number of the statement
      below that best describes the most comprehensive                                     RCFD            Number
      level of auditing work performed for the bank by                                     ----            ------
      independent external auditors as of any date during 2001                             6724             N/A          M.1

1 =   Independent audit of the bank conducted in accordance         4 = Directors' examination of the bank conducted in
      with generally accepted auditing standards by a certified         accordance with generally accepted auditing standards
      public accounting firm which submits a report on the bank         by a certified accounting firm. (may be required
2 =   Independent audit of the bank's parent holding company            by state chartering authority)
      conducted in accordance with generally accepted auditing
      standards by a certified public accounting firm which         5 = Directors' examination of the bank performed by other
      submits a report on the consolidated holding company (but         external auditors (may be required by state chartering
      not on the bank separately)                                       authority)
3 =   Attestation on bank managements assertion on the              6 = Review of the bank's financial statements by external
      effectiveness of the banks internal control over financial        auditors
      reporting by a certified public accounting firm.              7 = Compilation of the bank's financial statements by
      with generally accepted auditing standards by a certified         external auditors
      public accounting firm                                        8 = Other audit procedures (excluding tax preparation work)
                                                                    9 = No external audit work


__________________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16 "other borrowed money."
(3) Includes all securities repurchased agreements in domestic and foreign offices, regardless of maturity.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains(losses) on available for sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership plan shares.

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